                                                                   EXHIBIT 10.24


                  AMENDED AND RESTATED STOCK PURCHASE AGREEMENT


         This Amended and Restated Stock Purchase Agreement (this "Agreement") is entered into August 31, 2001, by and between GAINSCO, INC., a Texas corporation ("Seller"), and Herbert A. Hill ("Buyer").


                                    RECITALS:

         WHEREAS, Seller purchased all of the outstanding shares (the "Shares") of the capital stock of Tri-State, Ltd., a North Dakota corporation ("TSL"), from Buyer and Alan E. Heidt ("Heidt") on January 7, 2000 (the "Original Transaction"), and Seller is now the record and beneficial owner of all the Shares;

         WHEREAS, TSL is the record and beneficial owner of all of the outstanding shares of the capital stock of each of Herb Hill Insurance, Inc. and MDR/Motor Vehicle Driving Records (TSL, Herb Hill Insurance, Inc. and MDR/Motor Vehicle Driving Records are referred to herein as the "Acquired Companies");

         WHEREAS, prior to the making of this Agreement, TSL distributed all of the outstanding shares of the capital stock of Midwest Casualty Insurance Company ("MCIC") to Seller, and Seller is now the record and beneficial owner of all of the outstanding shares of the capital stock of MCIC;

         WHEREAS, both before and since the Original Transaction, Buyer has been the President of TSL and in such capacity has a thorough familiarity with the condition, operations and history of TSL and the other Acquired Companies;

         WHEREAS, Seller desires to sell, and Buyer desires to purchase, all of the Shares for the consideration and on the terms set forth in this Agreement; and

         WHEREAS, Buyer and Seller entered into a Stock Purchase Agreement dated as of August 8, 2001 (the "August 8 Agreement") and desire to amend and restate the August 8 Agreement to read in its entirety as set forth herein:

         NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements set forth and for other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties agree that the August 8 Agreement is hereby amended and restated in its entirety to read as follows:


                                   ARTICLE I.
                      SALE AND TRANSFER OF SHARES; CLOSING

         1.1 SHARES. Subject to the terms and conditions of this Agreement, at the Closing (defined below), Seller will sell and transfer the Shares to Buyer, and Buyer will purchase the Shares from Seller.

         1.2 PURCHASE PRICE. The purchase price to be paid by Buyer for the Shares shall be equal to the sum of $935,000, payable in immediately available funds via wire transfer.

         1.3 CLOSING. The consummation of the purchase and sale (the "Closing") provided for in this Agreement will take place at the offices of Jackson Walker L.L.P., at 901 Main Street, Suite 6000, Dallas, Texas, at 10:00 a.m. (local time) on a date (the "Closing Date") that is no later than five (5) days after all conditions to Closing have been satisfied, or at such other time and place as the parties may agree. Subject to the provisions of Article IV, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section 1.3 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement. Notwithstanding anything to the contrary contained herein, the Closing shall be deemed to have occurred and been effective as of August 1, 2001 for all purposes.

         1.4 CLOSING OBLIGATIONS. At the Closing:

         (a) Seller will deliver to Buyer:

             (i) certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers), for transfer to Buyer;

             (ii) a Mutual Release substantially in the form of Exhibit 1.4(a)(ii) attached hereto (the "Mutual Release") executed by Seller and TSL;

             (iii) an Assignment and Assumption Agreement substantially in the form of Exhibit 1.4(a)(iii) attached hereto (the "Assignment") executed by Seller and TSL; and

             (iv) evidence that the Consent (defined in Section 2.1 below) has been obtained.

         (b) Buyer will deliver to Seller:

             (i) The purchase price as set forth in Section 1.2;

             (ii) the Mutual Release, executed by Buyer and Heidt;

             (iii) the Assignment, executed by Buyer and Heidt; and

             (iv) an Amended and Restated Agreement Regarding Reserve Adjustment substantially in the form of Exhibit 1.4(b)(iv) attached hereto.

         1.5 TELECOMMUNICATIONS EQUIPMENT. Seller shall allow TSL continued use of the telecommunications equipment described on Schedule 1.6 attached hereto (the "Telecom Equipment") for a period not to exceed 90 days following the date of the Closing. Upon the earlier to occur of (i) receipt by Seller of written notice from TSL that TSL no longer requires the Telecom Equipment or (ii) the 90th day following the date of the Closing, Buyer and TSL shall provide Seller with reasonable cooperation and reasonable access to the premises on which the

Telecom Equipment is located sufficient to allow Seller to remove the Telecom Equipment in such a manner as to facilitate the preservation of the value of the Telecom Equipment.

         1.6 FURTHER ASSURANCES. At all times following the Closing, the parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of confirming the ownership of the Telecom Equipment and all the outstanding capital stock of MCIC by Seller and the ownership of all the outstanding capital stock of TSL by Buyer.


                                   ARTICLE II.
               CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

         Buyer's obligation to purchase the Shares and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

         2.1 BANK CONSENT. The consent, waiver and release of Bank One, NA (the "Consent") under its Revolving Credit Agreement with Seller and GAINSCO Service Corp. dated November 13, 1998, as amended, and related collateral documents, with respect to the transactions contemplated by this Agreement (the "Transactions") must have been obtained and must be in full force and effect.

         2.2 NO PROHIBITION. Neither the consummation nor the performance of any of the Transactions will, directly or indirectly (with or without notice or lapse of time) cause Buyer or any individual, corporation, general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or other entity (any "Person") affiliated with Buyer to suffer any material adverse consequence under, (a) any applicable federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty (any "Legal Requirement") or any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body (defined below) or by any arbitrator (any "Order") or (b) any Legal Requirement or Order that has been published, introduced, or otherwise proposed by or before any Governmental Body. As used in this Agreement, "Governmental Body" means any
(i) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign, or other government; (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (iv) multi-national organization or body; or (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

         2.3 REGULATORY APPROVAL. Buyer shall have obtained the necessary regulatory approvals in the states in which any of the Acquired Companies operate to consummate the Transactions.




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

         2.4 CLOSING DELIVERIES. All items contemplated in Section 1.4(a) shall have been delivered to Buyer.


                                  ARTICLE III.
              CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE

         Seller's obligation to sell the Shares and to take the other actions required to be taken by Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller, in whole or in part):

         3.1 CONSENTS. The Consent must have been obtained and must be in full force and effect.

         3.2 NO PROHIBITION. Neither the consummation nor the performance of any of the Transactions will, directly or indirectly (with or without notice or lapse of time) cause Seller or any Person affiliated with Seller to suffer any material adverse consequence under, (a) any applicable Legal Requirement or Order or (b) any Legal Requirement or Order that has been published, introduced, or otherwise proposed by or before any Governmental Body.

         3.3 REGULATORY APPROVAL. Seller shall have obtained the necessary regulatory approvals in the states in which any of the Acquired Companies operate to consummate the Transactions.

         3.4 INSURANCE AGREEMENTS. The General Agency Agreement among MGA Insurance Company, Inc., MCIC and TSL and the Quota Share Reinsurance Agreement among MGA Insurance Company, Inc., MCIC, and Motors Insurance Corporation by GMAC Re Corporation, each in form and substance acceptable to Seller in its sole discretion, shall have been fully executed and delivered and shall remain in full force and effect through the Closing.

         3.5 CLOSING DELIVERIES. All items contemplated in Section 1.4(b) shall have been delivered to Seller.


                                   ARTICLE IV.
                                   TERMINATION

         4.1 TERMINATION EVENTS. This Agreement may, by notice given prior to or at the Closing, be terminated:

         (a) (i) by Buyer if any of the conditions in Article II has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before the Closing Date; or (ii) by Seller, if any of the conditions in Article III has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Seller to comply with its obligations under this Agreement) and Seller have not waived such condition on or before the Closing Date;

         (b) by mutual consent of Buyer and Seller; or



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

         (c) by either Buyer or Seller if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before December 31, 2001, or such later date as the parties may agree upon.

         4.2 EFFECT OF TERMINATION. Each party's right of termination under
Section 4.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 4.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Section 5.1 will survive; provided, however, that if this Agreement is terminated by a party because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.


                                   ARTICLE V.
                               GENERAL PROVISIONS

         5.1 EXPENSES. All costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such costs and expenses.

         5.2 ACKNOWLEDGEMENTS OF BUYER. Buyer has such knowledge and experience in financial and business matters generally and the business and operations of the Acquired Companies in particular as to be capable of evaluating the merits and risks of purchasing the Shares. To the full satisfaction of Buyer, Buyer has been furnished any materials Buyer has requested relating to the Acquired Companies. Buyer is not relying upon any other information, representation or warranty by Seller or any of its affiliates or their respective agents in determining to purchase the Shares. Buyer has consulted to the extent deemed appropriate by Buyer with Buyer's own advisers as to the financial, tax, legal and related matters concerning the purchase of the Shares.

         5.3 PUBLIC ANNOUNCEMENTS. Any public announcement or similar publicity with respect to this Agreement or the Transactions will be issued, if at all, at such time and in such manner as Seller determines. Unless consented to by Seller in advance or required by Legal Requirements, prior to the Closing Buyer shall keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person other than any professional advisors of Buyer. Seller and Buyer will consult with each other concerning the means by which the employees, customers, and suppliers of the Acquired Companies and MCIC and others having dealings with the Acquired Companies and MCIC will be informed of the Transactions, and Seller will have the right to be present for any such communication.

         5.4 NOTICES. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or



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

to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

         If to Seller:

                  GAINSCO, INC.
                  500 Commerce Street
                  Fort Worth, Texas 76102-5439
                  Attention: Chief Executive Officer
                  Facsimile No.: (817) 338-1454

         with a copy of all notices to Seller and TSL to:

                  Jackson Walker L.L.P.
                  901 Main Street, Suite 6000
                  Dallas, Texas  75202
                  Attention:   Byron F. Egan
                  Facsimile No.:  (214) 953-5822

         If to Buyer:

                  1605 E. Capitol Avenue
                  Bismarck, North Dakota  58501
                  Facsimile No.: (701) 223-0842

         with a copy to:

                  Pearce & Durick P.L.L.P.
                  P.O. Box 400
                  314 East Thayer Avenue
                  Bismarck, North Dakota 58502
                  Attention: Patrick W. Durick
                  Facsimile No.:  (701) 223-7865

         5.5 JURISDICTION; SERVICE OF PROCESS. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties in the courts of the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, Dallas Division, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

         5.6 BEST EFFORTS; FURTHER ASSURANCES. Between the date of this Agreement and the Closing Date, Buyer and Seller each shall use its best efforts to cause the conditions to Closing for which it is responsible to be satisfied. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and
(c) to do such other acts and things, all as the other party may reasonably request for the



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purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         5.7 WAIVER. The rights and remedies of the parties to this Agreement are cumulative and not alternative. The rights of Buyer and Seller hereunder are in addition to all other rights provided by law. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party;
(b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

         5.8 ENTIRE AGREEMENT AND MODIFICATION. This Agreement, together with the other agreements described in Section 1.4, supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties hereto.

         5.9 REPRESENTATION OF SELLER. Seller hereby represents to Buyer that, subject to receipt of the Consent and the following sentence, Seller has all right, power, authority, and capacity to execute and deliver this Agreement and sell the Shares free and clear of encumbrances to Buyer on the terms set forth herein.

         5.10 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS. Neither party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         5.11 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         5.12 GOVERNING LAW. This Agreement will be governed by the laws of the State of Texas without regard to conflicts of laws principles.



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

         5.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.



                           [Intentionally left blank.]


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




         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                               BUYER:



                               /s/ Herbert A. Hill
                               ----------------------------------------------
                               Herbert A. Hill



                               SELLER:

                               GAINSCO, INC.



                               By: /s/ Glenn W. Anderson
                                   ------------------------------------------
                               Name:  Glenn W. Anderson
                               Title:  President and Chief Executive Officer



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


                                                              EXHIBIT 1.4(a)(ii)



                                 MUTUAL RELEASE

         This Mutual Release (this "Release"), by and among GAINSCO, INC., a Texas corporation ("Seller"), Midwest Casualty Insurance Company ("MCIC"), Tri-State, Ltd., a North Dakota corporation ("TSL"), Herb Hill Insurance, Inc. ("Hill Insurance"), MDR/Motor Vehicle Driving Records ("MDR"), Herbert A. Hill ("Buyer") and Alan E. Heidt ("Heidt") is made and entered into as of the 31st day of August, 2001.

         WHEREAS, Seller and Buyer entered into the Amended and Restated Stock Purchase Agreement entered into on August 31, 2001 (the "2001 Purchase Agreement") pursuant to which, among other things, Seller agreed to sell all of the outstanding capital stock of TSL to Buyer;

         WHEREAS, as a condition to the consummation of the transactions contemplated by the Purchase Agreement, the parties are executing this Release.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties agree as follows:

         1. RELEASE BY BUYER, HEIDT, TSL, HILL INSURANCE AND MDR. Each of Buyer, Heidt, TSL, Hill Insurance and MDR does for itself, its subsidiaries, officers, directors, shareholders, members, managers, employees, agents, representatives, heirs, estates, successors and assigns (all of the foregoing, other than the named parties herein, are collectively referred to as "Buyer Related Parties") hereby release, remise, acquit, satisfy, and forever discharge Seller, MCIC, and the Seller Related Parties (defined in Section 2 below) of and from all, and all manner of action and actions, cause and causes of action, suits, debts, accounts, bills, interests, costs, agreements, damages, judgments, executions, claims and demands whatsoever, in law or in equity, whether now existing or hereafter arising, known or unknown (collectively, "Claims") including without limitation Claims relating to, arising from, or in connection with the Stock Purchase Agreement dated as of November 17, 1999 among Seller, Buyer, Heidt and TSL (as amended, the "Original Purchase Agreement"), the Employment Agreement dated as of January 7, 2000 among TSL, Buyer and Seller (the "Hill Agreement"), the Employment Agreement dated as of January 7, 2000 among TSL, Heidt and Seller (the "Heidt Agreement," and together with the Hill Agreement, the Original Purchase Agreement and the other ancillary documents executed in connection therewith, the "Original Transaction Documents") or the transactions contemplated in any of the Original Transaction Documents (the "Original Transactions"); provided, however, that nothing in this Section shall be interpreted as releasing Seller, MCIC or any of the Seller Related Parties from any Claim arising under or in connection with (i) the 2001 Purchase Agreement;
(ii) the General Agency Agreement dated to be effective as of August 1, 2001 among MGA Insurance Company, MCIC and TSL; (iii) the Assignment and Assumption Agreement dated to be effective as of August 1, 2001 among Buyer, Seller, TSL and Heidt; (iv) the Agreement Regarding Reserve Adjustment dated to be effective as of August 1, 2001 between Buyer and Seller or (v) this Release (the foregoing documents collectively, the "2001 Transaction Documents").

         2. RELEASE BY SELLER AND MCIC. Each of Seller and MCIC does for itself, its subsidiaries, officers, directors, shareholders, members, managers, employees, agents, representatives, heirs, estates, successors and assigns (all of the foregoing, other than the named parties herein, are collectively referred to as "Seller Related Parties") hereby release, remise, acquit, satisfy, and forever discharge Buyer, Heidt, TSL, Hill Insurance, MDR and the Buyer Related Parties of and from all, and all manner of Claims, including without limitation Claims relating to, arising from, or in connection with the Original Transaction Documents and the Original Transactions; provided, however, that nothing in this Section shall be interpreted as releasing Buyer, Heidt, TSL, Hill Insurance and MDR or any of the Buyer Related Parties from any Claim arising under or in connection with any of the 2001 Transaction Documents; and provided, further, that nothing in this Section shall be interpreted as releasing Heidt from any Claim arising under or in connection with the Heidt Employment Agreement or
Section 5.13 of the Original Purchase Agreement.

         3. DISMISSAL OF CLAIM. Seller shall, as promptly as practicable following the full execution of this Release, file the appropriate papers with the Court to cause all claims and causes of action pending in Cause No. 01-4660-E, GAINSCO, INC. v. Herbert A. Hill, in the 101st District Court of Dallas County, Texas to be dismissed with prejudice.

         4. TERMINATION OF EMPLOYMENT AGREEMENT; RESIGNATION. The Hill Agreement is hereby terminated. Each of Hill and Heidt, respectively, hereby resigns from all positions they hold with MCIC.

         5. MISCELLANEOUS.

            (a) This Release will be governed by the laws of the State of Texas without regard to conflicts of laws principles. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Release shall be brought against any of the parties in the courts of the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, Dallas Division, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

            (b) This Release and the other 2001 Transaction Documents embody the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersede any prior agreements and understandings relating to the subject matter hereof. The parties hereto have not relied upon any promise, warranty or representation, either oral or written, other than as stated in this Release or the other 2001 Transaction Documents.

            (c) This Release may be executed in any number of counterparts, each of which shall be deemed an original, but all of which collectively shall constitute one and the same instrument representing this Release between the parties hereto and it shall not be necessary for the proof of this Release that any party produce or account for more than one such counterpart.

                  (d) This Release may be amended, modified or superseded, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, but only by a written instrument executed by each party hereto. No waiver of any nature, in any one or more instances, shall be deemed to be or construed as a further or continued waiver of any condition or any breach of any other term, covenant, representation or warranty in this Release.

                  (e) If any provision of this Release is held to be illegal, invalid or unenforceable under present or future laws effective during the effective period of this Release, such provision shall be fully severable; this Release shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Release; and the remaining provisions of this Release shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Release. Furthermore, in lieu of each illegal, invalid or unenforceable provision there shall be added automatically as part of this Release a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

                  (f) This Release shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Release nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto.

                  (g) The section headings contained in this Release are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Release.


                           [Intentionally left blank.]

         IN WITNESS WHEREOF, the undersigned parties have executed this Mutual Release in one or more counterparts as of the day and year first above written.

                               GAINSCO, INC.

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               MIDWEST CASUALTY INSURANCE COMPANY

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               TRI-STATE, LTD.

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               HERB HILL INSURANCE, INC.

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               MDR/MOTOR VEHICLE DRIVING RECORDS

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               -------------------------------------------------
                               HERBERT A. HILL


                               -------------------------------------------------
                               ALAN E. HEIDT

                                                             EXHIBIT 1.4(a)(iii)



                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         This Assignment and Assumption Agreement (this "Assignment and Assumption Agreement"), is made and entered into on the 31st day of August, 2001 to be effective as of August 1, 2001 by and among GAINSCO, INC., a Texas corporation ("Seller"), Tri-State, Ltd., a North Dakota corporation ("TSL"), Herbert A. Hill ("Buyer") and Alan E. Heidt ("Heidt").

         WHEREAS, Seller desires to assign to Buyer Seller's rights under (i)
Section 5.13 of the Stock Purchase Agreement dated as of November 17, 1999 among Seller, Buyer, Heidt and TSL, as amended, and (ii) the Employment Agreement dated as of January 7, 2000 among TSL, Heidt and Seller (collectively, the "Rights");

         WHEREAS, Heidt and TSL desire to consent to the assignment of the Rights by Seller.

         NOW, THEREFORE, the parties, for good and valuable consideration, hereby agree as follows:

         1. ASSIGNMENT. Seller hereby assigns unto Buyer the Rights and Buyer hereby accepts the assignment of and assumes the Rights.

         2. NO WARRANTIES. Buyer acknowledges that Seller is making no representation or warranty, express or implied, with respect to the enforceability of the Rights or the validity of the assignment of the Rights as contemplated in this Assignment and Assumption Agreement.

         3. CONSENT TO ASSIGNMENT. Heidt and TSL hereby consent to assignment of the Rights by Seller to Buyer.

         4. COUNTERPARTS. This Assignment and Assumption Agreement may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date first above written.


                                  GAINSCO, INC.


                                  By:
                                     ----------------------------------
                                  Title:
                                        -------------------------------



                                  TRI-STATE, LTD.


                                  By:
                                     ----------------------------------
                                  Title:
                                        -------------------------------



                                  -------------------------------------
                                  HERBERT A. HILL



                                  ------------------------------------
                                  ALAN E. HEIDT

                                                              EXHIBIT 1.4(b)(iv)


                         AMENDED AND RESTATED AGREEMENT
                          REGARDING RESERVE ADJUSTMENT

                  This Amended and Restated Agreement Regarding Reserve Adjustment (this "Agreement") is entered into August 31, 2001 to be effective as of August 1, 2001, by and between GAINSCO, INC., a Texas corporation ("Seller"), and Herbert A. Hill ("Buyer").

         WHEREAS, Seller desires to sell, and Buyer desires to purchase, all of the outstanding shares (the "Shares") of the capital stock of Tri-State, Ltd., a North Dakota corporation ("TSL"), for the consideration and on the terms set forth in the Amended and Restated Stock Purchase Agreement entered into August 31, 2001 between Buyer and Seller (the "2001 Purchase Agreement");

         WHEREAS, Buyer and Seller entered into an Agreement Regarding Reserve Adjustment dated as of August 8, 2001 (the "August 8 Reserve Agreement"); and desire to amend and restate the August 8 Reserve Agreement in its entirety as set forth herein; and

         WHEREAS, Seller would not have entered into the 2001 Purchase Agreement or otherwise have agreed to sell the Shares to Buyer if Buyer had not agreed to perform its obligations under this Agreement.

         NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements set forth and for other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties agree that the August 8 Reserve Agreement is hereby amended and restated in its entirety as follows:

                  1. RESERVE ADJUSTMENT. Based on Seller's reserve analyses completed for calendar year 2002, a calculation of the reserve adjustment for increases (compared to the amounts therefor set forth on the audited TSL balance sheet at December 31, 1999) in ultimate estimated liabilities relating to 1999 and prior accident years (the "Reserve Adjustment Increase Amount") will be completed. Following completion of the calculation, Buyer will tender immediately available funds to Seller in an amount equal to the Reserve Adjustment Increase Amount within 30 days after receiving written request therefor from Seller. In the event that the Reserve Adjustment Increase Amount would otherwise be a negative number, the Reserve Adjustment Increase Amount shall be deemed to be zero.

                  2. JURISDICTION; SERVICE OF PROCESS. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties in the courts of the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, Dallas Division, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

                  3. ENTIRE AGREEMENT AND MODIFICATION. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the 2001 Purchase Agreement and the documents referred to therein) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties hereto.

                  4. ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS. Neither party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

                  5. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

                  6. GOVERNING LAW. This Agreement will be governed by the laws of the State of Texas without regard to conflicts of laws principles.

                  7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                  GAINSCO, INC.


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------




                                  ----------------------------------------------
                                  HERBERT A. HILL



                                       3